UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 14, 2005

UnitedGlobalCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49658	84-1602895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237

(Address of Principal Executive Office)

(303) 770-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e 4(c))

Item 8.01. Other Events

On June 14, 2005, UnitedGlobalCom, Inc. (“UGC”) issued a Press Release announcing that at its special stockholders meeting held on that day its stockholders approved a proposed business combination between UGC and Liberty Media International, Inc. (“LMI”).  Completion of the business combination is also subject to the vote of LMI’s stockholders at LMI’s annual meeting to be held on June 15, 2005.

Holders of approximately 98% of the aggregate voting power of the shares of UGC common stock present in person or by proxy voted in favor of the proposed business combination.  In addition, the merger agreement also required approval by the affirmative vote of holders of at least a majority of the aggregate voting power of the outstanding shares of UGC Class A common stock, exclusive of shares held by LMI, Liberty Media Corporation (“Liberty”), their respective subsidiaries, and executive officers and directors of LMI, Liberty and UGC.  Of the approximately 364.3 million shares of Class A common stock outstanding and entitled to vote after excluding the specified shares for purposes of this “minority approval” requirement approximately 59% were voted in favor of the proposed business combination.

A copy of the Press Release Notice is included herein as Exhibit 99.1.

Additional Information

Liberty Global, Inc. (“Liberty Global”) has filed a Registration Statement on Form S-4 containing a definitive joint proxy statement/prospectus related to the proposed business combination between LMI and UGC.  UGC STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.  Investors may obtain a copy of the definitive joint proxy statement/prospectus and other documents related to the business combination free of charge at the SEC’s website (http://www.sec.gov).  In addition, copies of the definitive joint proxy statement/prospectus and other related documents filed by the parties to the merger may be obtained free of charge by directing a request to UnitedGlobalCom, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, Attention: Investor Relations Department, telephone: 303-770-4001.

Participants in Solicitation

The directors and executive officers of UGC and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed business combination.  Information regarding UGC’s directors and executive officers and other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the definitive joint proxy statement/prospectus contained in the above-referenced Registration Statement.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibit.

Exhibit Number	Description

99.1	UGC Press Release of June 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.

Date: June 14, 2005	By:	/s/ VALERIE L. COVER
Valerie L. Cover
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	UGC Press Release of June 14, 2005.